

Two Harbors Investment Corp.

February 9, 2011

2010 Fourth Quarter Earnings Call

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Fourth Quarter 2010 Highlights

- Successfully completed secondary stock offering of 14.4 million shares, inclusive of the greenshoe, for net proceeds of approximately $128.4 million.
- Achieved total Comprehensive Income of $23.0 million, or $0.84 per diluted weighted share, reflecting robust yields and portfolio appreciation.
- Increased Book Value 2.2% on a sequential quarter basis to $9.44 per diluted weighted share.
- Declared dividend of $0.40 per share for the fourth quarter of 2010, or $1.48 per share on a year-to-date basis. Fourth quarter dividend represents 16.3% yield on annualized basis[1].
- Reported Adjusted GAAP Earnings[2] of $0.41 per share, representing a 17.1% return on average equity on an annualized basis.
- Implemented Dividend Reinvestment and Direct Share Purchase plan.

(1) Fourth quarter 2010 dividend may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the December 31, 2010 closing price of $9.79.
(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP earnings, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

Financial Summary

Financial Highlights

- Reported Core Earnings[1] of $0.36 per diluted share, reflecting attractive yields and favorable funding environment.
- Achieved Adjusted GAAP Earnings[2] of $11.2 million, or $0.41 per share. Performance of underlying portfolio and realized gains contributed to results.
- Book Value increased 2.2%, due to performance of both non-Agency and Agency portfolios, including hedges.

Core Earnings[1]



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$0.40
$0.30
$0.20
$0.10
$-
$0.27
$0.30
$0.35
$0.36
$3,600
$6,666
$9,020
$9,883
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Core Earnings
Core EPS

Adjusted GAAP Earnings[2]



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.45
$0.30
$0.39
$0.41
$6,072
$6,777
$10,240
$11,204
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Adjusted GAAP
Adjusted GAAP EPS

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(1) Core Earnings is a non-GAAP measure that the company defines as net income, excluding impairment losses, gains or losses on sales of securities and termination of interest rate swaps, unrealized gains or losses on trading securities, interest rate swaps and swaptions, certain gains or losses on derivative instruments and non-recurring business combination expenses. As defined, Core Earnings includes interest income associated with the company's inverse interest-only securities and premium income on credit default swaps.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP earnings, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

Operating Performance

Comprehensive Income


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
28.3%
6.7%
40.7%
35.2%
$8,827
$3,360
$24,109
$23,028
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Comprehensive Income
Comprehensive Income ROAE

Book Value


$10.00
$8.00
$6.00
$4.00
$2.00
$-
$9.08
$9.38
$8.70
$9.24
$9.44
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Book Value

Dividends[1]


$0.50
$0.40
$0.30
$0.20
$0.10
$-
20.0%
15.0%
10.0%
5.0%
0.0%
15.8%
16.0%
17.3%
16.3%
$0.36
$0.33
$0.39
$0.40
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Dividend
Dividend Yield

Expense Ratio


4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
2.2%
2.0%
1.9%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Expenses as % of Average Equity

(1) 2010 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Portfolio Summary

Financial Highlights

- Maintained strong fourth quarter 2010 yields and net interest spread
- Investment strategy delivered value to shareholders in 2H-2010
  - Book value increased 8.5% in 2H-2010
  - Agency market presented contrasting investing environments
  - Both Agency and non-Agency contributed to portfolio performance
- Security selection and hedging strategies are key components of results

Annualized Yields by Portfolio[1]



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
10.6%
11.3%
10.4%
11.4%
4.9%
5.7%
5.9%
5.8%
3.6%
4.2%
4.3%
3.8%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Agency RMBS
Non-Agency RMBS
Total

Net Interest Spread[2]



5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
3.8%
3.6%
4.0%
4.7%
4.8%
4.6%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Net Interest Spread

(1) Respective yields include interest-only securities ("IIOs") accounted for as derivatives.
(2) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread

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RMBS Portfolio Composition

Q4-2010 Portfolio Composition

As of September 30, 2010
$930M RMBS Portfolio



Mezzanine
$51
Hybrid ARMs
$284
Senior
$223
IO and IIO1
$28
Fixed Rate
$365
Agency Bonds $677M
Non-Agency Bonds $274M

As of December 31, 2010
$1.4B RMBS Portfolio



Mezzanine
$70
Hybrid ARMs
$270
Senior
$268
IO and IIO1
$62
Fixed Rate
$716
Agency Bonds $1.0B
Non-Agency Bonds $338M

Agency: Vintage & Prepayment Protection	Q3-2010	Q4-2010
Prepayment protected	27%	21%
Low loan balances	22%	41%
Pre-2002 vintages	16%	13%
2002-2005 vintages	24%	17%
2006 and subsequent vintages	11%	8%

Non-Agency: Loan Type	Q3-2010	Q4-2010
Prime	5%	4%
Alt-A	32%	19%
Option ARM	31%	38%
Sub-Prime	32%	39%

(1) Interest-only securities ("IOs") and IIOs accounted for as derivatives of $21 million as of September 30, 2010 and $31 million as of December 31, 2010.

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Portfolio Metrics

Portfolio Yields and Metrics

Portfolio Yield	Realized Q3-2010	At Sept. 30, 2010	Realized Q4-2010	At Dec. 31, 2010
Annualized yield[1]	5.9%	5.3%	5.8%	5.2%
Agency	4.3%	-	3.8%	-
Non-Agency	10.4%	-	11.4%	-
Cost of financing[2]	1.1%	1.1%	1.2%	1.2%
Net interest spread	4.8%	4.2%	4.6%	4.0%

Portfolio Metrics		Q3-2010	Q4-2010
Agency	Weighted average 3-month CPR	9.7%	8.0%
	Weighted average cost basis	$106.1	$104.8
Non-Agency	Weighted average 3-month CPR	11.9%	4.0%
	Weighted average cost basis	$58.6	$60.3
Change in equity value for +/- 100bps change in interest rates[3]		4.5%	2.1%
Debt-to-Equity[4]		3.3x	2.5x

Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.2%
12.5%
9.7%
8.0%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Agency RMBS CPR

Non-Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.6%
12.9%
11.9%
4.0%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Non-Agency RMBS CPR

(1) Annualized yield includes impact of IIOs accounted for as derivatives. Interest income on IIOs was $1.5 million and $1.4 million for the third and fourth quarter of 2010, contributing an additional 0.6% and 0.4% in interest yield, respectively.

(2) Cost of financing RMBS includes interest spread expense associated with the portfolio's interest rate swaps of $0.7 million for the third quarter of 2010 and $1.0 million for the fourth quarter of 2010. Interest spread expense increased cost of financing RMBS by 0.4% for the third quarter of 2010 and 0.5% for the fourth quarter of 2010.

(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.

(4) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity.

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Financing

Financing

Repurchase Agreements: RMBS and Agency Derivatives	December 31, 2010 Amount ($M)
Within 30 days	$197
30 to 59 days	212
60 to 89 days	118
90 to 119 days	152
Over 120 days	292
Total	**$971**

Financing Highlights:

- Maturities over 90 days represented 46% of total RMBS borrowings.
- Added two new financing counterparties, for a total of 15.
- Increased interest rate swap – Treasury position to $200 million to hedge funding costs.

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Deployment of Proceeds

- Completed acquisition of targeted portfolio by late January 2011
- Excellent opportunities in Agency and non-Agency markets
- Highlights of aggregate portfolio, as of January 31, 2011:
  - Significant allocation increase to Option ARM and Subprime bonds
  - 15-year Agency "Low Loan Balance" pools presented attractive risk-adjusted returns
  - Capital allocation: Approximately 50% Agency and 50% non-Agency
  - Targeted leverage range of 3.5-4.0x
  - Continued to maintain low interest rate exposure
  - Non-Agency portfolio contributes to book value increase in January 2011

Appendix

Operating Performance

Operating Performance (In millions, except for per share amounts)		Core Earnings		Realized Gains		Unrealized MTM		Q3-2010 Financials		Core Earnings		Realized Gains		Unrealized MTM		Q4-2010 Financials
Interest income	$	11.9	$	-	$	-	$	11.9	$	12.9	$	-	$	-	$	12.9
Interest expense		1.4		-		-		1.4		1.6		-		-		1.6
Net interest income		10.5		-		-		10.5		11.3		-		-		11.3
Gain on sale of investment securities, net		-		2.6		-		2.6		-		2.0		(0.5)		1.5
Gain (loss) on interest rate swap agreements[1]		(1.0)		(2.5)		(1.0)		(4.5)		(1.1)		(2.0)		6.8		3.7
Gain on other derivative instruments		1.5		1.0		0.6		3.1		1.8		1.4		(0.2)		3.0
Total other income		0.5		1.1		(0.4)		1.2		0.7		1.4		6.1		8.2
Management fees		0.9		-		-		0.9		0.9		-		-		0.9
Operating expenses		1.2		-		-		1.2		1.2		-		-		1.2
Total expense		2.1		-		-		2.1		2.1		-		-		2.1
Net income (loss) before income taxes		8.9		1.1		(0.4)		9.6		9.9		1.4		6.1		17.4
Benefit from income taxes		0.2		(0.2)		0.3		0.3		-		(0.1)		(0.8)		(0.9)
Net income (loss)	**$**	**9.1**	**$**	**0.9**	**$**	**(0.1)**	**$**	**9.9**	**$**	**9.9**	**$**	**1.3**	**$**	**5.3**	**$**	**16.5**
Basic and diluted weighted average EPS	$	0.35	$	0.03	$	-	$	0.38	$	0.36	$	0.05	$	0.19	$	0.60
Supplemental data:																
Unrealized gains / (losses) on interest rate swaps							$	(1.0)							$	6.3
Deferred tax benefit								0.6								(1.0)
Total							**$**	**(0.4)**							**$**	**5.3**

(1) Fourth Quarter 2010 loss on interest rate swap agreements of $1.1 million includes $0.2 million in interest costs for swaps associated with U.S. Treasuries.

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Change in Stockholders' Equity

Change in Stockholders' Equity (In millions, except for per share amounts)		**Q3-2010 Book Value**		**Q3-2010 Book Value per Share (diluted basis)[1]**		**Q4-2010 Book Value**		**Q4-2010 Book Value per Share (diluted basis)[1]**
Beginning stockholders' equity	$	227.4	$	8.70	$	241.4	$	9.24
Net proceeds from common stock issuance		-		-		128.4		(0.11)
GAAP Net Income:								
Core Earnings, net of tax		7.6		0.29		9.9		0.24
Realized gains and losses, net of tax		2.4		0.09		1.3		0.03
Unrealized mark-to-market gains and losses, net of tax		(0.1)		-		5.3		0.13
Other Comprehensive Income, net of tax		14.2		0.54		6.6		0.17
Dividend declaration		(10.2)		(0.39)		(10.5)		(0.26)
Other		0.1		0.01		-		-
Ending stockholders' equity	**$**	**241.4**	**$**	**9.24**	**$**	**382.4**	**$**	**9.44**

(1) Diluted shares outstanding at end of period are used as the denominator for the change in book value per share calculation

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